UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 4, 2005
CARIBOU COFFEE COMPANY, INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-51535	41-1731219
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3900 Lakebreeze Avenue, North, Brooklyn Center, MN		55429
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:   763-592-2200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
Signature
EX-10.1 FORM OF 2005 EQUITY INCENTIVE PLAN STOCK OPTION GRANT AND AGREEMENT.

Item 1.01. Entry into a Material Definitive Agreement.
     On October 4, 2005, Caribou Coffee Company, Inc. (the “Company”) adopted the 2005 Equity Incentive Plan Stock Option Grant and Agreement (the “Option Agreement”) in connection with the Company’s 2005 Equity Incentive Plan (the “Plan”), which was previously filed with the Company’s Amendment No. 1 to its Registration Statement on Form S-1 (File No. 333-126691) on August 25, 2005. With each grant under the Plan, the Option Agreement will specify the arrangement between such optionee and the Company.
     The Option Agreement is filed with this report as Exhibit 10.1 and its contents are incorporated by reference into this Item 1.01.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Description
10.1	Form of 2005 Equity Incentive Plan Stock Option Grant and Agreement.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.
Date: October 10, 2005

CARIBOU COFFEE COMPANY, INC.
By:	/s/ George E. Mileusnic
George E. Mileusnic
Chief Financial Officer